8.4.09

SEVENTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Seventh Amendment”) is made as of this ___ day of August, 2009, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”) and MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC and Mechanical are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers (other than Mechanical), Agent, and the Lender signatories thereto hereto entered into that certain Amended and Restated Loan and Security Agreement dated December 15, 2006, as amended by that First Amendment to Amended and Restated Loan and Security Agreement dated February 28, 2007 by and among Borrowers, Agent and Lenders , by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated August 28, 2007 by and among Borrowers, Agent and Lenders, by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated December 13, 2007 by and among Borrowers, Agent and Lenders, by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated April 17, 2008 by and among Borrowers, Agent and Lenders, by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated September 7, 2008 by and among Borrowers, Agent and Lenders and by that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated January 12, 2009 by and among Borrowers, Agent and Lenders (said Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and Lenders desire to amend and restate the Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.         Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.         Certain Events of Defaults. Effective December 15, 2006, subsection 10.1.16 (Material Advance Effect) of the Loan Agreement is deleted in its entirety.

3.         Conditions Precedent. This Seventh Amendment shall become effective upon satisfaction of the following condition precedent:

(A)      Borrowers, Agent and Lenders shall have executed and delivered to each other this Seventh Amendment.

4.         Governing Law. This Seventh Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

5.         Execution in Counterparts. This Seventh Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

6.         Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

2

CHICAGO/#1965304.1

(Signature Page to Seventh Amendment to

Amended and Restated Loan and Security Agreement)

MFRI, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP CFO
MIDWESCO FILTER RESOURCES, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP
PERMA-PIPE, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP
THERMAL CARE, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP
TDC FILTER MANUFACTURING, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP
MIDWESCO MECHANICAL AND ENERGY, INC. By:/s/ Michael D. Bennett Name: Michael D. Bennett Title: VP

(Signature Page to Seventh Amendment to

Amended and Restated Loan and Security Agreement)

BANK OF AMERICA, N.A., as Agent and as a Lender By:/s/ Brian Conole Name: Brian Conole Title: Senior Vice President